Fees Summary	Jul. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,989,226,660.22
Previously Paid Amount	0
Total Fee Amount	75,600.8
Total Offset Amount	0
Net Fee	$ 75,600.8